AMENDMENT NO. 3 TO WARRANT SUBSCRIPTION AGREEMENT

This Amendment No. 3 (the “Amendment”) dated December 6, 2010 to that certain Warrant Subscription Agreement dated July 9, 2010, as amended by Amendment No. 1 to the Warrant Subscription Agreement dated October 8, 2010 and Amendment No. 2 to the Warrant Subscription Agreement dated November 9, 2010 (the “Agreement”), each by and between FlatWorld Acquisition Corp., a British Virgin Islands business company (the “Company”), having its principal place of business at Palm Grove House, Palm Grove Park, Road Town, Tortola, VG1110, British Virgin Islands, and FWAC Holdings Limited, a British Virgin Islands company incorporated with limited liability (the “Sponsor”), having its principal place of business at PO Box 4649, Palm Grove House, Palm Grove Park, Road Town, Tortola, VG1110, British Virgin Islands.  All capitalized terms not defined herein shall have the same meaning ascribed to them in the Agreement.

Pursuant to Section 12.3 of the Agreement, the Company and the Sponsor hereby agree to amend the Agreement, effective on the date hereof, as follows:

1.  AMENDMENTS TO THE AGREEMENT.

(a)

Recitals.  The first recital is hereby amended and restated in its entirety as follows:

“WHEREAS, the Company desires to sell on a private placement basis (the “Offering”) an aggregate of 1,876,660 warrants (the “Warrants”) of the Company for a purchase price of $0.75 per Warrant.  Each Warrant is exercisable to purchase one ordinary share of the Company, no par value (the “Ordinary Shares”), at an exercise price of $11.00 per Ordinary Share during the period commencing on the later of: (i) one (1) year from the date of the prospectus relating to the Company’s IPO (as defined below) and (ii) thirty (30) days following the consummation of an acquisition, share exchange, share reconstruction and amalgamation or contractual control arrangement with, purchase of all or substantially all of the assets of, or any other similar business transaction with one or more operating businesses or assets (a “Business Transaction”) and expiring on the fifth anniversary of the consummation of such Business Transaction.”

(b)

Section 1.1.  Section 1.1 is hereby amended and restated in its entirety as follows:

“Upon the terms and subject to the conditions of this Agreement, Sponsor hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Sponsor, on the Closing Date (as defined in Section 1.2), the Warrants for an aggregate purchase price of $1,407,495 (the “Purchase Price”).”

(c)

Section 8.1.  Section 8.1 is hereby amended and restated in its entirety as follows:

“The Warrants shall be forfeited to the Company upon the liquidation of the Trust Account in the event an initial Business Transaction is not consummated within 21 months from the effective date of the Company’s prospectus distributed in connection with the IPO.”

2.  MUTUAL DRAFTING.  This Amendment is the joint product of the Company and the Sponsor and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

3.  NO OTHER AMENDMENTS; GOVERNING LAW; COUNTERPARTS.  Except as specifically set forth in this Amendment, there are no other amendments to the Agreement and the Agreement shall remain unmodified and in full force and effect.  This Amendment shall be governed by and construed in accordance with the internal laws of the British Virgin Islands.  This Amendment may be executed in one or more counterparts.  In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first set forth above.

FlatWorld Acquisition Corp.

By: /s/ Raj K. Gupta___________

     Name:  Raj K. Gupta

     Title: Chief Executive Officer

FWAC Holdings Limited

By: /s/ Jeffrey A. Valenty_______

     Name: Jeffrey A. Valenty

     Title: Chief Financial Officer